Nationwide Life Insurance Company • Nationwide Variable Account-4 • Nationwide Variable Account-7 • Nationwide VLI Separate Account-2 • Nationwide VLI Separate Account-4	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-C • Nationwide VL Separate Account-D

Prospectus supplement dated September 12, 2011 to
BOA Multiple Pay prospectus dated May 1, 2002;
BOA COLI Future (NLAIC), BOA COLI, and Scudder Deutsche PCVUL prospectus dated May 1, 2008;
America's marketFLEX Advisor Annuity, America's marketFLEX Annuity, America's marketFLEX II Annuity,
BOA All American Annuity, Compass All American, BAE Future Corporate FPVUL, BOA COLI Future (NWL),
Future Executive VUL, Marathon CVUL, and Next Generation Corporate FPVUL prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or about September 30, 2011, Baring International Investment Limited will no longer be the subadviser for the Nationwide Variable Insurance Trust – NVIT Emerging Markets Fund.  The new subadviser to that fund will be The Boston Company Asset management, LLC.